SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                        ________________
                            FORM 8-K
                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 22, 2000

                   GOLD BANC CORPORATION, INC.
     (Exact name of registrant as specified in its charter)

     KANSAS              0-28936                48-1008593
(State or other       (Commission              (IRS Employer
 jurisdiction of       File Number)          Identification No.)
 incorporation)

11301 Nall Avenue, Leawood, Kansas                     66211
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:(913)451-8050

                              None

  (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS.

     Gold Banc Corporation, Inc. ("the Company") participated, on September 22, 2000, in the Tucker Anthony Financial Markets Fourth Annual Bank and Thrift Conference. Attached as Exhibit 99 to this report, is a summary of the Company's presentation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2000.

                         Gold Banc Corporation, Inc.


                         By: /s/ Keith E. Bouchey
                         Keith E. Bouchey, Corporate Secretary

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